                                                                              -3

                                                                EXHIBIT (e)(iii)

                    Application for Individual and Multi-life
                                 Life Insurance

                          Metropolitan Life Insurance Company
                          One Madison Avenue
                          New York, NY 10010-3690

 New England Life Insurance Company      General American Life Insurance Company
 501 Boylston Street                     700 Market Street
 Boston, MA 02116-3700                   St. Louis, MO 63101

 MetLife Investors USA Insurance Company MetLife Investors Insurance Company
 222 Delaware Ave, Suite 900             700 Market Street
 P.O. Box 25130                          St. Louis, MO 63101
 Wilmington, DE 19899

     BELOW ARE INSURANCE FRAUD WARNING STATEMENTS THAT APPLY TO RESIDENTS OF SPECIFIC STATES. PLEASE READ IF THE STATE IN WHICH THE OWNER RESIDES IS LISTED.

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

COLORADO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of life insurance and civil damages. It is also unlawful for any insurance company or agent of an insurance company to knowingly provide false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with respect to a settlement or award from insurance proceeds. Such acts shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies to the extent required by applicable law.

WASHINGTON D.C., MAINE, TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

FLORIDA

Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ENB-7-04

                                                                              -4

                                     PART I

Company Use Only          (Policy Numbers/Billing/MSA Number)
________________________________________________________________________________

________________________________________________________________________________
                     [ ] METROPOLITAN LIFE INSURANCE COMPANY

[ ] NEW ENGLAND LIFE INSURANCE COMPANY       [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
[ ] METLIFE INVESTORS USA INSURANCE COMPANY  [ ] METLIFE INVESTORS INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".

1. PROPOSED INSURED #1: Life 1

   ____________________________________________________________________________________________________________
                                                       DOB          State/Country of
   Name: First,     Middle,       Last     Sex      Mo./Day/Yr.           Birth          Social Security Number
                                           --------------------------------------------------------------------
   ____________________________________________________________________________________________________________
   a) Current Residence Address and Phone Number:

      _________________________________________________________________________________________________________
      (Street)                             (City)               (State)                    (Zip)

      ( ____ ) ______________  ( ____ ) ______________ Best time and place to call: _______ [ ] a.m. [ ] Home
                (Home Phone)             (Work Phone)                                       [ ] p.m. [ ] Work

      E-Mail Address:___________________________________________________________
   b) Driver's License Number and State of Issue:_______________________________

   c) Employer's Name: _________________________________________________________

   d) Occupation & Duties: _____________________________________________________

   e) Earned Annual Income: $ _____________________ Net Worth: $ _______________

   f) Are you actively at work? [ ] Yes [ ] No (If No, provide details)_________
   _____________________________________________________________________________

2. PROPOSED INSURED #2: Life 2 or Spouse/Covered Insured/Applicant's Waiver of Premium Benefit (For multiple persons under a Covered Insured rider, complete Other Insureds Supplement for additional persons.)

   ____________________________________________________________________________________________________________
                                                                                               Relationship to
                                                    DOB      State/Country   Social Security      Proposed
   Name: First,     Middle,     Last       Sex   Mo./Day/Yr.   of Birth           Number         Insured #1
                                           --------------------------------------------------------------------
   ____________________________________________________________________________________________________________
   a) Current Residence Address and Phone Number (if different than Proposed Insured #1):

      _________________________________________________________________________________________________________
      (Street)                             (City)               (State)                    (Zip)

      ( ____ ) ______________  ( ____ ) ______________ Best time and place to call: _______ [ ] a.m. [ ] Home
                (Home Phone)             (Work Phone)                                       [ ] p.m. [ ] Work

      E-Mail Address:___________________________________________________________

   b) Driver's License Number and State of Issue:_______________________________

   c) Employer's Name: _________________________________________________________

   d) Occupation & Duties: _____________________________________________________

   e) Earned Annual Income: $ _____________________  Net Worth: $ ______________

   f) Are you actively at work? [ ] Yes [ ] No (If No, provide details)_________
   _____________________________________________________________________________

ENB-7-04

                                                                              -5

3. Existing or applied for insurance, including any term riders or annuities:
   (If additional space is needed, provide details in the Supplemental Information section. If any existing insurance, complete state replacement forms as necessary.) If no existing or applied for insurance or annuity, check here. [ ] [TYPE: LIFE (L), DISABILITY (D), HEALTH (H), ANNUITY (A)]

                                            Year
Proposed                Type                 of     Accidental Death
Insured    Company    (L,D,H,A)    Amount   Issue        Amount           1035
--------   -------    ---------    ------   -----   ----------------     ------
                                                                         [ ]Yes
_______________________________________________________________________________
                                                                         [ ]Yes
_______________________________________________________________________________
                                                                         [ ]Yes
_______________________________________________________________________________
                                                                         [ ]Yes
_______________________________________________________________________________

4. In connection with this application, has there been, or will there be, with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life insurance? (If Yes, complete the Replacement Questionnaire and Disclosure and
   any applicable replacement forms.)                            [ ] Yes  [ ] No

5. INDICATE PLAN AND FACE AMOUNT: [ ] LIST BELOW OR [ ] COMPLETE PRODUCT SUPPLEMENT.

   a) Type of Insurance: [ ] Individual Life  [ ] Survivorship/Joint Life

      [ ] Group Conversion (For MetLife only.) (Complete Product Supplement.)
      [ ] Qualified Plan (Employee Group Number____ )

   b) Plan: ____________________________ c) Face Amount: $ _____________________

   COMPLETE FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS. (For Variable Life, also complete Variable Life Supplement.)

   d) Planned Premium (modal): Year 1: $ _________ Excess/Lump Sum: $ __________ Renewal (If applicable): $ __________ Planned Annual Unscheduled Payment (If applicable): $ ______________________

   e) Definition of Life Insurance Test (If choice is available under policy applied for.):
      [ ] Guideline Premium Test [ ] Cash Value Accumulation Test

   f) Death Benefit Option/Contract Type: _____________________

   g) Guarantee to Age: ________ or [ ] 5 Years (for MetLife Variable only.)

   h) OPTIONAL BENEFITS/RIDERS/DIVIDEND OPTION: [ ] LIST BELOW OR [ ] COMPLETE PRODUCT SUPPLEMENT.
      ___________________________________ ______________________________________
      ___________________________________ ______________________________________
      ___________________________________ ______________________________________
      ___________________________________ ______________________________________

   i) SPECIAL REQUESTS/OTHER: LIST BELOW
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

   j) Do you request an alternate/additional policy (If available)?

      [ ] Yes [ ] No
      (If Yes, provide full details in Supplemental Information section and include signed and dated illustration for each policy requested.)

6. MODE OF PAYMENT

   a) Mode of Payment: [ ] Annual [ ] Semiannual [ ] Quarterly [ ] Monthly
                       [ ] Bank Draft            [ ] Special Accounts __________
                       [ ] Other_______________
      (Additional details/existing/new account numbers, etc.):__________________

   b) Amount collected with application $ _________________ must equal at least one monthly premium.

7. SOURCE OF PAYMENT (Check all that apply:)

   [ ] Earned Income                 [ ] Money Market Fund [ ] Certificate of
                                                               Deposit
   [ ] Rollover/Transfer of Assets   [ ] Savings           [ ] Loan [ ] Other___
   [ ] Mutual Fund/Brokerage Account [ ] Use of values in another Life
                                         Insurance/Annuity Contract

ENB-7-04

                                                                              -6

8.  What is the purpose of this insurance? (Check all that apply:)

    [ ] Income Protection   [ ] Business Planning     [ ] Estate Planning
    [ ] Mortgage Protection [ ] Retirement Supplement [ ] Education Funding
    [ ] Final Expenses      [ ] Charitable Giving     [ ] Other_________________

PROVIDE THE FOLLOWING INFORMATION FOR ALL PRIMARY/CONTINGENT OWNERS AND
BENEFICIARIES:

name; relationship to Proposed Insured(s); date of birth; social security/tax ID number; and address. Include E-Mail address. If Trust, provide Trustee Name and Date of Trust. Indicate additional: Owners; Contingent Owners; Primary Beneficiaries; and Contingent Beneficiaries in Supplemental Information section.

9.  OWNER/CONTINGENT OWNER INFORMATION

   a) Identity of Owner: Proposed Insured #1 [ ] #2 [ ]  b) Identity of
                                                            Contingent Owner (if
                                                            applicable):

10. BENEFICIARY INFORMATION

    NOTE: Multiple beneficiaries will receive equal proceeds unless otherwise requested by Owner.

    a) Identity of Primary Beneficiary: [ ] Owner    b) Identity of Contingent
                                                        Beneficiary:

________________________________________________________________________________

[ ] Check here if all present and future natural or adopted children of Proposed
    Insured #1 are to be included as Contingent Beneficiaries.

11. Billing/Mailing Address:*

    [ ] Proposed Insured #1 Residence Address:*   [ ] Proposed Insured #2
                                                      Residence Address
    [ ] Owner's Address (If not Owner listed in
        question 9a, indicate name and address    [ ] Primary Beneficiary's
        below.) Address (If not Beneficiary listed in question 10a, indicate name and address below.)
    [ ] Other Premium Payer (Indicate name and address below.)
        (If Other, indicate relationship to Proposed Insured(s).) ______________ Relationship

    ____________________________________________________________________________
               (Name:            Address: Street          City/  State/  Zip)

*If any other special mailing arrangements are needed, indicate in Supplemental Information section.

ENB-7-04

                                                                              -7

12. Is any person to be insured a dependent spouse or dependent minor? (If Yes,
    provide details below.)                                       [ ] Yes [ ] No

    a) Amount of insurance on spouse: Existing: $ _______ Applied
       For: $_________

    b) If dependent minor, are there any other siblings insured for less than this child? (If Yes, provide details in
       Supplemental Information section.)                         [ ] Yes [ ] No

    c) Amount of existing and applied for insurance on parents of dependent minor:

                       AMOUNT                                    AMOUNT
--------------------------------------    --------------------------------------
Father's Name   Existing   Applied For    Mother's Name   Existing   Applied For
-------------   --------   -----------    -------------   --------   -----------

                                    PART II

13. Within the past three years has any person to be insured      [ ] Yes [ ] No
    flown in a plane other than as a passenger on a scheduled airline or have plans for such activity within the next year?
    (If Yes, complete Aviation Supplement.)

14. Within the past three years has any person to be insured      [ ] Yes [ ] No
    participated in or intend to participate in any: underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning);
    racing sports (motorcycle, auto, motor boat); rock or mountain climbing; bungee jumping or other similar activities? (If Yes, complete Avocation Supplement.)

15. Are all persons to be insured U.S. citizens? (If No, provide [ ] Yes [ ] No details below including: country of citizenship: Visa/ID
    Card type; number; and expiration date.)

16. Has any person to be insured traveled or resided outside      [ ] Yes [ ] No
    the U.S. or Canada in the past two years OR does any person to be insured intend to travel or reside outside the U.S. or Canada in the next 12 months? (If Yes, provide details below including: country; city; duration; and purpose.)

17. Has any person to be insured ever used tobacco products:      [ ] Yes [ ] No
    (e.g. cigarettes; cigars; pipes; smokeless tobacco; chew) or nicotine substitutes: (e.g. patch or gum)? (If Yes, provide type, amount, date last used, and frequency below.)

18. Has any person to be insured: ever had a driver's license     [ ] Yes [ ] No
    suspended or revoked; ever been convicted of DUI or DWI; or had any moving violations in the last five years? (If Yes, provide details below.)

Give details for question 15 through 18. Attach additional sheet(s), if necessary.

                             Question
Proposed Insured             Number(s)           Date                   Details
----------------             ---------           ----                   -------

________________________________________________________________________________
19. Attending Physician(s) of the Proposed Insured(s): (Provide: name; address; phone number; date; and reason for last consultation. Attach additional sheet(s), if necessary.)

________________________________________________________________________________
                               PROPOSED INSURED #1
________________________________________________________________________________
Physician's name, address and phone number       Date/Reason/Diagnosis/Treatment
________________________________________________________________________________

________________________________________________________________________________
                               PROPOSED INSURED #2
________________________________________________________________________________
Physician's name, address and phone number       Date/Reason/Diagnosis/Treatment

________________________________________________________________________________

ENB-7-04

                                                                              -8

20. Proposed Insured #1 Height: _________ Weight: _________ Proposed Insured #2
    Height: __________ Weight: ________

21. Has any person proposed for insurance EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had: (Provide details for each Yes answer below.)

    a) High blood pressure; chest pain; heart attack; or any      [ ] Yes [ ] No
       other disease or disorder of the heart or circulatory system?

    b) Asthma; bronchitis; emphysema; sleep apnea; shortness of   [ ] Yes [ ] No
       breath; or any other disease or disorder of the respiratory system?

    c) Seizures; stroke; paralysis; Alzheimer's disease; multiple [ ] Yes [ ] No sclerosis; Parkinson's; or any other disease or disorder of the brain or nervous system?

    d) Ulcers; colitis; hepatitis; cirrhosis; or any other        [ ] Yes [ ] No
       disease or disorder of the liver, gallbladder, stomach, or intestines?

    e) Any disease or disorder of: the kidney; bladder; or        [ ] Yes [ ] No
       prostate; or protein or blood in the urine?

    f) Diabetes; thyroid disorder; or any other endocrine         [ ] Yes [ ] No
       disorders?

    g) Arthritis; gout; or disorder of the muscles, bones, or     [ ] Yes [ ] No
       joints?

    h) Cancer; tumor; polyp; cyst; anemia; leukemia; or any other [ ] Yes [ ] No disorder of the blood or lymph glands?

    i) Depression; stress; anxiety; or any other psychological or [ ] Yes [ ] No emotional disorder or symptoms?

22. Has any person proposed for insurance: (Provide details for each Yes answer below.)

    a) In the past six months, taken any medication or been under [ ] Yes [ ] No observation or treatment?

    b) Scheduled any: doctor's visits; medical care; or surgery   [ ] Yes [ ] No
       for the next six months?

    c) During the past five years had any: checkup; health        [ ] Yes [ ] No
       condition; or hospitalization not revealed above?

    d) Ever been diagnosed with, treated by a medical             [ ] Yes [ ] No
       professional for, or tested positive for any of the following: Acquired Immune Deficiency Syndrome (AIDS);
       AIDS Related Complex (ARC); AIDS (Human Immunodeficiency
       Virus (HIV)) virus; or antibodies to the AIDS (HIV) virus?

    e) Ever used heroin, cocaine, barbiturates, or other drugs,   [ ] Yes [ ] No
       except as prescribed by a physician or other licensed practitioner?

    f) Have you ever received treatment from a physician or       [ ] Yes [ ] No
       counselor regarding the use of alcohol, or the use of drugs except for medicinal purposes; or received treatment or advice from an organization that assists those who have an alcohol or drug problem?

23. ANSWER QUESTION 23 ONLY WHEN REQUESTING THE LONG-TERM CARE
    GUARANTEED PURCHASE OPTION. (PROVIDE DETAILS FOR EACH YES
    ANSWER BELOW.)

    a) Do you currently use any mechanical equipment i.e.: a      [ ] Yes [ ] No
       walker; wheelchair; leg braces; or crutches?

    b) Do you need any assistance; or supervision with the        [ ] Yes [ ] No
       following activities bathing; dressing; walking; moving in/out of a chair or bed; toileting; continence; or taking medication?

GIVE DETAILS OF EACH YES ANSWER FROM QUESTIONS 21, 22, AND 23. ATTACH ADDITIONAL
                            SHEET(S), IF NECESSARY.

Proposed  Question                             Date/Duration
Insured    Number   Name/Address of Physician     Illness     Diagnosis/Severity/Treatment
-------    ------   -------------------------     -------     ----------------------------
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________

ENB-7-04

                                                                              -9

24. Has a parent or sibling of any person to be insured ever had [ ] Yes [ ] No heart disease, coronary artery disease, high blood pressure, cancer, diabetes or mental illness? (If Yes, complete rest of question 24.)

Relationship to Proposed                                                State of Health (Specific Conditions) or Cause of Death
     Insured #1:             Age(s) if Living    Age(s) at Death              (Attach additional sheet(s), if necessary.)
     -----------             ----------------    ---------------              -------------------------------------------
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________

Relationship to Proposed                                                State of Health (Specific Conditions) or Cause of Death
     Insured #2:             Age(s) if Living    Age(s) at Death              (Attach additional sheet(s), if necessary.)
     -----------             ----------------    ---------------              -------------------------------------------
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________

SUPPLEMENTAL INFORMATION SECTION OR SPECIAL REQUESTS FROM AGENT/PRODUCER. Attach additional sheet(s) if necessary.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
HOME OFFICE ENDORSEMENTS: (Not applicable to: FL, KY, MD, MA, MN, MO, OR, PA, PR, WV, WI.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ENB-7-04

                                                                             -10

                              AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

- My acceptance of any insurance policy means I agree to any changes shown in the Home Office Endorsements section, where state law permits Home Office endorsements.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) that become part of the application, will be attached to and become part of the new policy.

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- No information will be deemed to have been given to the Company unless it is stated in this application and its supplement(s), paramedical/medical exam, and amendment(s).

- Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- If I intend to replace existing insurance or annuities, I have so indicated in question 4 of this application.

- I have received the Company's Consumer Privacy Notice and, as required, the Life Insurance Buyer's Guide.

- If I was required to sign an HIV Informed Consent Authorization, I have received a copy of that Authorization.

SUBSTITUTE FORM W-9 - REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

UNDER PENALTIES OF PERJURY, I, ______________ (______________________) CERTIFY:
                               (Owner's Name)  (Owner's Taxpayer ID #)

1)   THAT THE NUMBER SHOWN ABOVE IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER;
     AND

2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (b) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

3)   I AM A U.S. CITIZEN OR A U.S. RESIDENT FOR TAX PURPOSES.*

PLEASE NOTE: CROSS OUT AND INITIAL ITEM 2 IF SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDEND INCOME. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS TO AVOID BACKUP WITHHOLDING.

*If you are not a U.S. citizen or a U.S. resident for tax purposes, please complete form W-8BEN.

SIGNATURES:

                                       Signed at City, State           Mo./Day/Yr.                   SIGNATURE
OWNER*                                                                                        X
(age 15 or over)                        ____________________         ________________         _________________________
(If other than a Proposed Insured)

PROPOSED INSURED #1                                                                           X
(age 15 or over)                        ____________________         ________________         _________________________

PROPOSED INSURED #2                                                                           X
(age 15 or over)                        ____________________         ________________         _________________________

PARENT OR GUARDIAN OR PERSON                                                                  X
LIABLE FOR CHILD'S SUPPORT              ____________________         __________________       _________________________

(Signature required if Owner or Proposed Insured(s) is/are under the age of 18 and the Parent, Guardian or person liable for the child's support has not signed above.)

WITNESS TO SIGNATURES                                                                         X
(Licensed Agent/Producer)               ____________________         ________________         _________________________

*IF THE OWNER IS A FIRM OR CORPORATION, INCLUDE OFFICER'S TITLE WITH SIGNATURE. (OFFICER SIGNING MUST BE OTHER THAN A PROPOSED INSURED.)

ENB-7-04

                                                                              P3

APPLICATION FOR LIFE INSURANCE      Case/Policy No./Proposed Insured____________

                       NEW ENGLAND LIFE INSURANCE COMPANY

                            VARIABLE LIFE SUPPLEMENT

  This supplement will be attached to and become part of the application with which it is used.

A)   CLIENT'S GENERAL RISK TOLERANCE FOR INVESTING: (CHOOSE ONE.)

     [ ] Conservative            [ ] Conservative to Moderate   [ ] Moderate
     [ ] Moderate to Aggressive  [ ] Aggressive

B)   CLIENT'S INVESTMENT OBJECTIVE FOR THE POLICY'S FUND OPTIONS: (CHOOSE ONE.)

     [ ] Capital Preservation    [ ] Income                  [ ] Growth & Income
     [ ] Growth                  [ ] Aggressive Growth

ACCOUNT ALLOCATION (Indicate in whole percentages.)

Please select accounts that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated above. Some accounts may be appropriate for more than one investment objective. For more complete information about a specific fund, including charges and expenses, please read the prospectus carefully.

                      THE TOTAL ALLOCATION MUST EQUAL 100%.

CAPITAL PRESERVATION:

 ______ %  Fixed Account
 ______ %  State Street Research Money Market

INCOME:

 ______ %  Fidelity VIP High Income
 ______ %  Lehman Brothers(R) Aggregate Bond IndeX
 ______ %  Lord Abbett Bond Debenture
 ______ %  PIMCO Total Return
 ______ %  Salomon Brothers Strategic Bond Opportunities
 ______ %  Salomon Brothers U.S. Government
 ______ %  State Street Research Bond Income

GROWTH & INCOME:

 ______ %  Fidelity VIP Equity-Income
 ______ %  MFS Investors Trust
 ______ %  MFS Total Return
 ______ %  Neuberger Berman Real Estate
 ______ %  State Street Research Diversified

GROWTH:

 ______ %  American Funds Growth
 ______ %  American Funds Growth-Income
 ______ %  Davis Venture Value
 ______ %  FI Mid Cap Opportunities
 ______ %  FI Value Leaders
 ______ %  Harris Oakmark Focused Value
 ______ %  Harris Oakmark Large Cap Value
 ______ %  Janus Aggressive Growth
 ______ %  Met/AIM Mid Cap Core Equity
 ______ %  MetLife Mid Cap Stock Index

GROWTH (CONTINUED):

 ______ %  MetLife Stock Index
 ______ %  Met/Putnam Voyager
 ______ %  Neuberger Berman Partners Mid Cap Value
 ______ %  State Street Research Investment Trust
 ______ %  State Street Research Large Cap Growth
 ______ %  State Street Research Large Cap Value
 ______ %  T. Rowe Price Large Cap Growth
 ______ %  T. Rowe Price Mid-Cap Growth
 ______ %  Zenith Equity

AGGRESSIVE GROWTH:

 ______ %  American Funds Global Small Capitalization
 ______ %  Fidelity VIP Overseas
 ______ %  FI International Stock
 ______ %  Franklin Templeton Small Cap Growth
 ______ %  Harris Oakmark International
 ______ %  Loomis Sayles Small Cap
 ______ %  Met/AIM Small Cap Growth
 ______ %  MFS Research International
 ______ %  Morgan Stanley EAFE(R) Index
 ______ %  PIMCO PEA Innovation
 ______ %  Russell 2000(R) Index
 ______ %  Scudder Global Equity
 ______ %  State Street Research Aggressive Growth
 ______ %  State Street Research Aurora
 ______ %  T. Rowe Price Small Cap Growth

OTHER:

 ______ % ____________________________________________
 ______ % ____________________________________________

**If the accounts selected do not reflect the risk tolerance above, please explain:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                                        (Continued on next page)

NFND-4-02 (03/04) FF                                                      1 of 2

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                                                                              P4

                          CAREFULLY READ THE FOLLOWING:

VARIABLE LIFE INSURANCE IS GENERALLY NOT APPROPRIATE FOR TIME HORIZONS OF LESS THAN 10 YEARS. THESE PRODUCTS ARE LONG-TERM INVESTMENTS THAT MAY HAVE SIGNIFICANT SHORT-TERM SURRENDER CHARGES. VARIABLE LIFE INSURANCE IS DESIGNED TO PROVIDE DEATH BENEFIT PROTECTION WHILE ALSO OFFERING THE POTENTIAL FOR LONG-TERM CASH VALUE ACCUMULATION AND MAY NOT BE APPROPRIATE IN SITUATIONS WHERE SIGNIFICANT LIQUIDATION OF ASSETS IN THE NEAR FUTURE IS EXPECTED.

[ ] I elect to have the monthly deduction from the cash value taken from one specific account (if this option is available):

ACCOUNT NAME:___________________________________________________________________
(Note: The Fixed Account can not be selected for Executive Advantage.)

If one specific account is not elected, the monthly deduction will be taken proportionately from each account based on the cash value in each at the time of the deduction.

  SUITABILITY:

  a) Have you received a prospectus for the policy applied for?  [ ] Yes [ ]  No

  If Yes: Date of prospectus______________ Date of any  supplement______________

  b) Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to
     completing this application?                                [ ] Yes [ ]  No

  If "No", on what basis was this product recommended? _________________________

  c) Do you understand that:

     1) The amount and duration of the death benefit may
        increase or decrease depending on the policy's
        investment return, subject to any guarantees provided
        by the policy?                                           [ ] Yes [ ]  No

     2) There is no guaranteed minimum cash value and the cash
        value may increase or decrease depending on the
        policy's investment return?                              [ ] Yes [ ]  No

  d) Do you believe that this policy and the fund options you have selected will meet your insurance needs and financial
     objectives?                                                 [ ] Yes [ ]  No

OWNER'S FINANCIAL INFORMATION

  e) Annual Income    $  __________________________

  f) Net Worth        $  __________________________   (exclude personal
                                                       residence, automobiles &
                                                       home furnishings)

Important Information:

-    THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

- THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

- THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

- ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

NFND-4-02 (03/04) FF                                                      2 of 2